BlackRock FundsSM

BlackRock Energy Opportunities Fund

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Tactical Opportunities Fund

BlackRock Funds II

BlackRock Managed Income Fund

BlackRock Funds V

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 8, 2021 to the Class R Shares Prospectus and the Statement of Additional

Information of each Fund

Effective on or about the close of business on April 7, 2021, Class R Shares will terminate as a share class of each Fund and all references to Class R Shares in each Fund’s Statement of Additional Information are hereby deleted.

Shareholders should retain this Supplement for future reference.

PRSAI-R7-0321SUP